This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of The Penn Street Funds, Inc.(the "Registrant").

I G. Michael Mara the President of the Registrant, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Registrant.


Date: July 9, 2004                     /s/ G. Michael Mara
     -------------                     --------------------------------
                                         G. Michael Mara
                                         President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2004 of The Penn Street Funds, Inc. (the "Registrant").

I Paul L. Giorgio, the Treasurer of the Registrant, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Registrant.


Date: July 2, 2004                     /s/ Paul L. Giorgio
     -------------------               -------------------------
                                         Paul L. Giorgio
                                         Treasurer